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                                                                   Exhibit 10.23

[ATS MEDICAL LETTERHEAD]




                               November 1st, 2002

Manuel A. Villafana, Chairman
ATS Medical, Inc.
3905 Annapolis Lane
Minneapolis, MN  55447

                 Subject: Consulting Agreement Renewal/Extention

Dear Manny;

In accordance with the terms of the Consulting Agreement that we have with you, we hereby extend the term for an additional one year thru December 31st, 2003.

As always, ATS reserves the right to extend the Agreement on a yearly basis if mutually agreed upon.

Sincerely yours,
ATS MEDICAL, INC.

/s/ Michael D. Dale

Michael D. Dale
President/CEO